October 30, 2009

DREYFUS FUNDS, INC. - Dreyfus Discovery Fund

Supplement to Prospectus dated May 1, 2009

     The Board of Directors of Dreyfus Funds, Inc. (the “Company”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of Dreyfus Discovery Fund (the “Fund”), and Dreyfus Investment Funds, on behalf of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that shareholders of the Fund as of December 18, 2009 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about March 3, 2010. If the Agreement is approved, the Reorganization will become effective on or about April 29, 2010.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.